UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2025

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, Suite 1410, Boston, MA 02210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As of July 18, 2025, the December 17, 2024 Additional Notes (as defined below) have been settled and are no longer outstanding. Also, on July 21, 2025, Ondas Holdings Inc. (the “Company”) issued a press release announcing the full retirement of its outstanding Notes (as defined below). A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed, the Company issued certain (i) 3% Senior Convertible Notes in the aggregate original principal amount of $34.5 million, which were subsequently exchanged by the Company, on a dollar-for-dollar basis, into new 3% Senior Convertible Notes and have maturity date of April 28, 2025 (the “Exchange Notes”), which Exchange Notes were previously settled and are no longer outstanding; (ii) 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $11.5 million (the “2023 Additional Notes”), which 2023 Additional Notes were previously settled and are no longer outstanding; (iii) 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $4.1 million (the “December 3, 2024 Additional Notes”), which December 3, 2024 Additional Notes were previously settled and are no longer outstanding; (iv) 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $11.5 million (the “December 17, 2024 Additional Notes”); and (v) 3% Series B-2 Senior Convertible Notes in the aggregate original principal amount of $18.9 million (the “December 31, 2024 Additional Notes,” together with the Exchange Notes, 2023 Additional Notes, December 3, 2024 Additional Notes and December 17, 2024 Additional Notes, the “Notes”), which December 31, 2024 Additional Notes were previously settled and are no longer outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2025	ONDAS HOLDINGS INC.

	By:	/s/ Eric A. Brock
Eric A. Brock
Chief Executive Officer

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